SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549



                                FORM 8-K



                             CURRENT REPORT



                   Pursuant to Section 13 or 15(d) of
                   The Securities Exchange Act of 1934




 Date of Report (Date of earliest event reported):  October 30, 1997



                           IES INDUSTRIES INC.
         (Exact name of registrant as specified in its charter)



            Iowa                          1-9187               42-1271452
(State or other jurisdiction            (Commission         (I.R.S. Employer
 of incorporation)                       File No.)         Identification No.)



                  IES Tower, Cedar Rapids, Iowa  52401
      (Address of principal executive offices, including zip code)


                              (319) 398-4411
                     (Registrant's telephone number)





Item 5.  Other Events.



      IES Industries Inc. created its IES International Inc. subsidiary in 1996 to manage its growing international investments in energy-related opportunities in China and New Zealand. The Board of Directors has authorized the Company to pursue and propose additional foreign investments, not to exceed $300,000,000, in Brazil, which is undergoing a privatization of its electric companies.




                               SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                              IES INDUSTRIES INC.
                                                 (Registrant)




                                      By /s/  Stephen W. Southwick
                                                  (Signature)
                                              Stephen W. Southwick
                                         Vice President, General Counsel &
                                                     Secretary


Date:  October 30, 1997